Monteagle Funds

Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund
 (Class I Shares)

Supplement to the Prospectus dated December 29, 2011

Supplement dated June 7, 2012

The sub-section entitled “Bank Wires” under the section “Buying Shares” in the Prospectus is deleted in its entirety and replaced with the following:

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Bank Wires. Instruct your financial institution to make a federal funds wire payment to us. Your financial institution may charge you a fee for this service. The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when Huntington National Bank, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Additionally, effective as of July 20, 2012, the minimum purchase price for Class I shares is $50,000.

Monteagle Funds

1-888-263-5593

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